UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 9, 2004

                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

State of Delaware                      000-22673             11-3374812
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 5. OTHER EVENTS

On June 9, 2004, Schick Technologies, Inc. issued a press release announcing that Jeffrey T. Slovin, president and chief operating officer, was named to the position of president and chief executive officer. In addition, David B. Schick, the former CEO, has resigned from the position and from the Board of Directors to pursue other opportunities, and will remain available to the Company, on a consulting basis, to provide technical expertise and assist it in exploring and evaluating new product ideas and enhancements.

The Company also announced that William K. Hood, a Director of the Company and Chairman of the Audit Committee since 2002, has been elected Chairman of its Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCHICK TECHNOLOGIES, INC.
                                               (Registrant)

Date: June 9, 2004
                                        By: /s/ Zvi N. Raskin
                                           ---------------------------
                                                Zvi N. Raskin
                                                Secretary and General Counsel